UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23136

Investment Company Act File Number

Eaton Vance High Income 2021 Target Term Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number, Including Area Code)

March 31

Date of Fiscal Year End

June 30, 2016

Date of Reporting Period

Item 1. Schedule of Investments

Eaton Vance

High Income 2021 Target Term Trust

June 30, 2016

PORTFOLIO OF INVESTMENTS (Unaudited)

Corporate Bonds & Notes — 107.4%

Security	Principal Amount (000’s omitted)	Value
Aerospace — 1.1%
TransDigm, Inc., 7.50%, 7/15/21	$2,000	$2,115,000

		$2,115,000

Banks & Thrifts — 1.9%
Ally Financial, Inc., 4.25%, 4/15/21	$1,000	$1,001,250
CIT Group, Inc., 3.875%, 2/19/19	2,500	2,518,750

		$3,520,000

Broadcasting — 0.9%
Netflix, Inc., 5.375%, 2/1/21	$1,500	$1,600,485

		$1,600,485

Building Materials — 4.1%
Builders FirstSource, Inc., 7.625%, 6/1/21(1)	$2,500	$2,625,000
Gibraltar Industries, Inc., 6.25%, 2/1/21	420	424,200
HD Supply, Inc., 5.25%, 12/15/21(1)	2,500	2,630,475
HD Supply, Inc., 7.50%, 7/15/20	2,000	2,099,800

		$7,779,475

Cable/Satellite TV — 5.8%
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 5.125%, 12/15/21(1)	$4,500	$4,297,500
CSC Holdings, LLC, 6.75%, 11/15/21	3,925	4,013,312
DISH DBS Corp., 6.75%, 6/1/21	2,500	2,596,875

		$10,907,687

Capital Goods — 3.6%
Anixter, Inc., 5.125%, 10/1/21	$2,500	$2,550,000
HRG Group, Inc., 7.875%, 7/15/19	4,000	4,205,000

		$6,755,000

Chemicals — 4.6%
Kissner Milling Co., Ltd., 7.25%, 6/1/19(1)	$3,500	$3,517,500
Platform Specialty Products Corp., 10.375%, 5/1/21(1)	2,435	2,459,350
W.R. Grace & Co., 5.125%, 10/1/21(1)	2,500	2,575,000

		$8,551,850

Consumer Products — 1.8%
Radio Systems Corp., 8.375%, 11/1/19(1)	$1,000	$1,042,500
Revlon Consumer Products Corp., 5.75%, 2/15/21	2,472	2,397,840

		$3,440,340

Containers — 2.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.75%, 1/31/21(1)	$2,500	$2,537,500
Reynolds Group Holdings, Inc., 8.25%, 2/15/21	2,500	2,615,750

		$5,153,250

Diversified Financial Services — 4.8%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.50%, 5/15/21	$1,000	$1,027,000
Alliance Data Systems Corp., 6.375%, 4/1/20(1)	2,975	3,008,469

Security	Principal Amount (000’s omitted)	Value
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.00%, 8/1/20	$4,000	$3,960,000
Navient Corp., 5.50%, 1/15/19	1,000	1,008,250

		$9,003,719

Diversified Media — 0.6%
WMG Acquisition Corp., 6.00%, 1/15/21(1)	$1,000	$1,035,000

		$1,035,000

Energy — 16.3%
Antero Resources Corp., 5.375%, 11/1/21	$4,000	$3,940,000
Canbriam Energy, Inc., 9.75%, 11/15/19(1)	1,755	1,781,325
Concho Resources, Inc., 7.00%, 1/15/21	2,500	2,581,250
CrownRock, L.P./CrownRock Finance, Inc., 7.125%, 4/15/21(1)	2,000	2,060,000
Gulfport Energy Corp., 7.75%, 11/1/20	2,500	2,581,250
Oasis Petroleum, Inc., 6.50%, 11/1/21	1,000	917,500
Sabine Pass Liquefaction, LLC, 5.625%, 2/1/21	3,500	3,552,500
Seven Generations Energy, Ltd., 8.25%, 5/15/20(1)	3,000	3,123,750
SM Energy Co., 6.50%, 11/15/21	1,500	1,421,250
Southwestern Energy Co., 4.05%, 1/23/20	1,000	982,500
Southwestern Energy Co., 7.50%, 2/1/18	1,700	1,814,750
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp., 5.50%, 10/15/19	2,000	2,100,000
Williams Cos., Inc. (The), 7.875%, 9/1/21	2,000	2,160,000
Williams Partners, L.P., 4.00%, 11/15/21	1,500	1,464,972

		$30,481,047

Environmental — 5.0%
Advanced Disposal Services, Inc., 8.25%, 10/1/20	$2,500	$2,550,000
Casella Waste Systems, Inc., 7.75%, 2/15/19	808	825,170
Clean Harbors, Inc., 5.125%, 6/1/21	1,500	1,542,180
GFL Environmental, Inc., 9.875%, 2/1/21(1)	4,120	4,408,400

		$9,325,750

Food & Drug Retail — 1.2%
Safeway, Inc., 4.75%, 12/1/21	$2,500	$2,325,000

		$2,325,000

Food/Beverage/Tobacco — 4.0%
Dole Food Co., Inc., 7.25%, 5/1/19(1)	$1,250	$1,250,000
NBTY, Inc., 7.625%, 5/15/21(1)	3,500	3,513,125
Post Holdings, Inc., 6.75%, 12/1/21(1)	2,500	2,650,000

		$7,413,125

Gaming — 3.9%
GLP Capital, L.P./GLP Financing II, Inc., 4.875%, 11/1/20	$2,500	$2,621,475
MGM Resorts International, 6.625%, 12/15/21	2,500	2,731,250
Sugarhouse HSP Gaming Property, L.P./Sugarhouse HSP Gaming Finance Corp., 6.375%, 6/1/21(1)	2,044	2,033,780

		$7,386,505

Health Care — 13.3%
Alere, Inc., 6.50%, 6/15/20	$4,000	$4,000,000
Capsugel SA, 7.00%, 5/15/19(1)(2)	3,000	3,007,500
Centene Corp., 5.625%, 2/15/21(1)	1,500	1,567,500
ConvaTec Finance International SA, 8.25%, 1/15/19(1)(2)	2,500	2,456,250
HCA Holdings, Inc., 6.25%, 2/15/21	2,500	2,687,500
Kinetic Concepts, Inc./KCI USA, Inc., 7.875%, 2/15/21(1)	2,000	2,131,240
Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18	1,250	1,253,125
Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC, 4.875%, 4/15/20(1)	3,500	3,395,000

Security	Principal Amount (000’s omitted)	Value
Tenet Healthcare Corp., 6.00%, 10/1/20	$2,500	$2,650,000
Valeant Pharmaceuticals International, Inc., 5.625%, 12/1/21(1)	2,250	1,867,500

		$25,015,615

Homebuilders/Real Estate — 1.6%
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21(1)	$1,500	$1,503,750
TRI Pointe Group, Inc., 4.875%, 7/1/21	1,500	1,503,750

		$3,007,500

Insurance — 1.3%
USI, Inc., 7.75%, 1/15/21(1)	$2,455	$2,439,656

		$2,439,656

Metals/Mining — 4.5%
Eldorado Gold Corp., 6.125%, 12/15/20(1)	$2,110	$2,120,550
Freeport-McMoRan, Inc., 4.00%, 11/14/21	1,000	916,970
New Gold, Inc., 7.00%, 4/15/20(1)	3,000	3,075,000
Teck Resources, Ltd., 8.00%, 6/1/21(1)	2,260	2,333,450

		$8,445,970

Publishing/Printing — 1.4%
MHGE Parent, LLC/MHGE Parent Finance, Inc., 8.50%, 8/1/19(1)(2)	$2,555	$2,593,325

		$2,593,325

Railroad — 1.3%
Florida East Coast Holdings Corp., 6.75%, 5/1/19(1)	$2,500	$2,500,000

		$2,500,000

Restaurants — 1.3%
Yum! Brands, Inc., 3.75%, 11/1/21	$2,500	$2,459,375

		$2,459,375

Services — 3.0%
ADT Corp. (The), 6.25%, 10/15/21	$2,500	$2,683,750
Change Healthcare Holdings, Inc., 6.00%, 2/15/21(1)	1,860	1,980,900
Laureate Education, Inc., 9.25%, 9/1/19(1)	1,000	880,000

		$5,544,650

Steel — 0.8%
Steel Dynamics, Inc., 5.125%, 10/1/21	$1,500	$1,539,375

		$1,539,375

Technology — 6.0%
CommScope, Inc., 5.00%, 6/15/21(1)	$2,500	$2,563,125
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 4.42%, 6/15/21(1)	2,500	2,572,310
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/21(1)	3,500	3,590,230
NXP B.V./NXP Funding, LLC, 4.125%, 6/1/21(1)	2,500	2,543,750

		$11,269,415

Telecommunications — 5.0%
CenturyLink, Inc., 6.45%, 6/15/21	$2,500	$2,546,875
Digicel, Ltd., 6.00%, 4/15/21(1)	2,000	1,735,000
Frontier Communications Corp., 6.25%, 9/15/21	1,500	1,421,643
GCI, Inc., 6.75%, 6/1/21	1,000	1,017,500
Sprint Communications, Inc., 7.00%, 3/1/20(1)	2,500	2,629,975

		$9,350,993

Security	Principal Amount (000’s omitted)	Value
Transportation Ex Air/Rail — 1.5%
XPO Logistics, Inc., 7.875%, 9/1/19(1)	$2,740	$2,801,650

		$2,801,650

Utilities — 4.1%
Dynegy, Inc., 6.75%, 11/1/19	$4,000	$4,030,000
NRG Energy, Inc., 7.875%, 5/15/21	3,500	3,640,000

		$7,670,000

Total Corporate Bonds & Notes (identified cost $201,414,660)		$201,430,757

Senior Floating-Rate Loans — 6.6%(3)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value
Health Care — 1.2%
Opal Acquisition, Inc., Term Loan, 5.00%, 11/27/20	$2,499	$2,193,257

		$2,193,257

Metals/Mining — 1.0%
FMG Resources (August 2006) Pty. Ltd., Term Loan, 6/30/19(4)	$2,000	$1,918,750

		$1,918,750

Services — 1.0%
Brickman Group Ltd., LLC, Term Loan - Second Lien, 12/17/21(4)	$2,000	$1,965,626

		$1,965,626

Technology — 1.1%
First Data Corporation, Term Loan, 3/24/21(4)	$2,000	$1,996,750

		$1,996,750

Telecommunications — 2.3%
Asurion, LLC, Term Loan, 5.00%, 5/24/19	$1,250	$1,247,656
Asurion, LLC, Term Loan - Second Lien, 8.50%, 3/3/21	1,250	1,209,375
Intelsat Jackson Holdings S.A., Term Loan, 3.75%, 6/30/19	2,000	1,817,500

		$4,274,531

Total Senior Floating-Rate Loans (identified cost $12,426,931)		$12,348,914

Convertible Bonds — 1.5%

Security	Principal Amount (000’s omitted)	Value
Utilities — 1.5%
NRG Yield, Inc., 3.25%, 6/1/20(1)	$3,000	$2,775,000

		$2,775,000

Total Convertible Bonds (identified cost $2,787,693)		$2,775,000

Short-Term Investments — 4.8%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.52%(5)	$9,003	$9,003,369

Total Short-Term Investments (identified cost $9,003,369)		$9,003,369

Total Investments — 120.3% (identified cost $225,632,653)		$225,558,040

Other Assets, Less Liabilities — (20.3)%		$(38,082,734)

Net Assets — 100.0%		$187,475,306

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At June 30, 2016, the aggregate value of these securities is $101,611,335 or 54.2% of the Trust’s net assets.

(2)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. The interest rate paid in additional principal is generally higher than the indicated cash rate.

(3)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(4)	This Senior Loan will settle after June 30, 2016, at which time the interest rate will be determined.

(5)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2016. Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC for the fiscal year to date ended June 30, 2016 was $14,261.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	81.1%	$182,892,315
Canada	9.9	22,227,475
Luxembourg	4.7	10,676,250
Ireland	1.6	3,564,500
Netherlands	1.1	2,543,750
Australia	0.8	1,918,750
Bermuda	0.8	1,735,000

Total Investments	100.0%	$225,558,040

Eaton Vance High Income 2021 Target Term Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objectives are high current income and to return $9.85 per share, the original net asset value per common share before deducting offering costs of $0.02 per common share (“Original NAV”), to holders of common shares on or about July 1, 2021 (the “Termination Date”). On or about the Termination Date, the Trust intends to cease its investment operations, liquidate its portfolio, retire or redeem its leverage facilities, and seek to return Original NAV to common shareholders, unless the term is extended for one period of up to six months by a vote of the Trust’s Board of Trustees. The Trust commenced investment operations on May 25, 2016.

Investment Valuation and Other

The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Trust’s investment in Cash Reserves Fund reflects the Trust’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

Concentration of Risk

The Trust invests primarily in high yield obligations, which are debt instruments rated below investment grade or unrated but judged by the Trust’s investment adviser to be of comparable quality. High yield obligations are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest or dividends and repay principal, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration.

The Trust did not have any open financial instruments at June 30, 2016.

The cost and unrealized appreciation (depreciation) of investments of the Trust at June 30, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$225,632,653

Gross unrealized appreciation	$1,018,637
Gross unrealized depreciation	(1,093,250)

Net unrealized depreciation	$(74,613)

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2016, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$201,430,757	$—	$201,430,757
Senior Floating-Rate Loans	—	12,348,914	—	12,348,914
Convertible Bonds	—	2,775,000	—	2,775,000
Short-Term Investments	—	9,003,369	—	9,003,369
Total Investments	$—	$225,558,040	$—	$225,558,040

Item 2. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant on this Form N-Q has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant on this Form N-Q has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the fiscal quarter for which the report is filed that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance High Income 2021 Target Term Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	August 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	August 29, 2016

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	August 29, 2016